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                       SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported) September 25, 1997

                                 MED/WASTE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)
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

            DELAWARE                                     0-22294                         65-0297759
 --------------------------------------------      --------------------      ---------------------------------
(State or other jurisdiction of incorporation)     (Commission File No.)     (IRS Employer Identification No.)
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                3890 N.W. 132nd Street, Opa Locka, Florida 33054
              --------------------------------------------------
              (Address of principal executive office and Zip Code)

       Registrant's telephone number, including area code:   (305) 688-3931
                                                           --------------------



                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)







                             Exhibit Index on Page 5



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Item 2.        Acquisition or Disposition of Assets.

               On September 25, 1997, Med/Waste, Inc., a Delaware corporation, (the "Company") purchased substantially all of the assets and business of Environmental Waste Reductions, Inc., a Georgia corporation ("Seller") pursuant to an Asset Purchase Agreement dated September 9, 1997 (the "Agreement").

               The assets purchased by the Company consist primarily of accounts receivables, inventory and supplies, equipment, vehicles, machinery, furniture, fixtures, leasehold improvements, real property and intangible assets used in connection with the collection of medical waste from generators located in Georgia, North Carolina, South Carolina and Tennessee (the "Business"). The Seller also operated three transfer stations in Georgia and one in Tennessee, which were transferred to the Company. The Company received an assignment of all contractual rights relating to the operation of Seller's business and its customers.

               The Seller was a debtor-in-possession in a bankruptcy proceeding under Chapter 11 of the United States Code (the "Bankruptcy Code") pending in the United States Bankruptcy Court for the Northern District of Georgia (the "Bankruptcy Court"), Case No. 96-78457. The sale was consummated pursuant to
Section 363 of the Bankruptcy Code. The purchase price was paid to the debtor-in-possession pursuant to Bankruptcy Court order.

               The purchase price for the Business amounted to $1,687,000, payable in cash at closing. The Company had provided a $200,000 line of credit to the debtor-in-possession. The outstanding balance on the line of credit of $200,000 was added to the purchase price. debtor-in-possession financing. The Company had also extended a $90,000 credit to the Seller at the Company's South Carolina incinerator facility which was written off as part of the closing. The consideration paid by the Company for the Seller's assets and business was determined in arms-length negotiations between representatives of the Company and the Seller. The purchase price was paid out of cash on hand and available borrowings under the Company's working capital line of credit with Capital Bank.

               Except as otherwise provided herein, there is no material relationship between the Seller, its affiliates and the Company or affiliates thereof. The Company provided a $200,000 line of credit representing debtor-in-possession financing to the Seller as discussed above. In addition, from time to time prior to the closing, Seller delivered medical waste to the Company at its South Carolina incineration facility, for disposal on commercially reasonable terms.

               A copy of the Agreement is attached hereto as Exhibit 2.1 and incorporated hereby by this reference. The summary of the terms of the Agreement contained in this Form 8-K is qualified in its entirety by the more detailed information contained in the Agreement.

               The Company intends to operate the assets acquired in a similar manner as the Seller utilized such assets prior to the transaction described herein.


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Item 7.        Financial Statements and Exhibits:

               (a) It is impractical to provide the required financial statements of the Seller at the time this Current Report on Form 8-K is being filed. The required financial statements will be filed at such time as the financial statements became available, but in no event later than sixty (60) days following the date that this Form 8-K is required to be filed.

               (b) It is impracticable to provide the pro forma consolidated financial statements of Med/Waste, Inc. and the Seller at the time this Current Report on Form 8-K is being filed. The required pro forma consolidated financial statements of Med/Waste, Inc. and the Seller will be filed at such time as the pro forma financial statements become available, but in no event later than sixty (60) days following the date that this Form 8-K is required to be filed.

               (c)     Exhibits.

                       2.1 Asset Purchase Agreement dated as of September 9, 1997 by and between Med/Waste, Inc. and Environmental Waste Reduction, Inc.

Certain related transaction documents attached to the Asset Purchase Agreement are not being filed herewith. The Company undertakes to furnish a copy of any omitted exhibit or schedule to the Commission upon request, pursuant to Item 601(b)(2) of Regulation S-B. The following is a list of the omitted exhibits and schedules to the Asset Purchase Agreement:

DISCLOSURE SCHEDULE
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               EXHIBITS
               --------
               Business Plan............................................................A
               Bill of Sale.............................................................B

               SCHEDULES
               ---------

               Inventory, Supplies Relating to Operation of Business.................1.01(c)
               Supplies, Equipment, Vehicles and Other
                   Tangible Personal Property........................................1.01(d)
               Intellectual Property, Proprietary Knowledge, Trade Secrets
                   and Other Intangible Property.....................................1.01(e)
               Franchises, Permits, Insurance Policies and Similar Rights
                   and Interests of Seller and Other Documents Relating to
                   the Business......................................................1.01(f)
               Interests in Real Property............................................1.01(g)
               Rights as Lessee or Sublessee.........................................1.01(k)
               Excluded Assets.......................................................1.02
               Assumed Liabiliti.es..................................................1.04
               Exceptions to Assets Owned Free and Clear by Seller...................2.01(b)
               Employee Benefit Plans................................................2.01(e)
               Non-Disclosed Liability...............................................2.01(f)
               Unfiled Reports and Returns...........................................2.01(g)
               Incidents of Non-Compliance...........................................2.01(h)
               Indemnified Claims Assumed by Purchaser...............................7.03
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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MED/WASTE, INC., Delaware corporation



DATE:     OCTOBER 10, 1997               By:      /s/ Daniel A. Stauber
     -----------------------------          ----------------------------------
                                                      DANIEL A. STAUBER,
                                             President/Chief Executive Officer






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                                  EXHIBIT INDEX

2.1 Asset Purchase Agreement as of September 9, 1997 by and between Environmental Waste Reduction, Inc. and Med/Waste, Inc.










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